China Botanic Announces Annual General Meeting of Stockholders

Press Release Source: China Botanic Pharmaceutical Inc. On Thursday October 13, 2011, 8:00 am EDT

HARBIN, China, Oct. 13, 2011 /PRNewswire-Asia/ -- China Botanic Pharmaceutical Inc. (NYSE AMEX: CBP) ("China Botanic" or the "Company"), a developer, manufacturer and distributor of botanical products, bio-pharmaceuticals and traditional Chinese medicines ("TCM") in China, today announced details of its upcoming annual general meeting of stockholders (the "Annual Meeting").

The date, time and venue of China Botanic's Annual Meeting are as follows:

At the Annual Meeting, the following proposals will be submitted for stockholder approval and are fully described in the Proxy Statement filed with the Securities and Exchange Commission on September 15, 2011:

•	To elect the four directors, Shaoming Li, Bingchun Wu, Changxiaong Sun, and Dianjun Pi, to serve on the Board of Directors of the Company;

•	To ratify the appointment of Windes & McClaughry Accountancy Corporation as the Company's independent registered public accounting firm for the 2011 fiscal year; and

•	To consider any other matters that properly come before the meeting

Stockholders of record at the close of business on September 13, 2011 are entitled to receive notice of, and to vote at the Annual Meeting. Formal notice of the Annual Meeting, along with the Company's proxy and annual report were mailed to the stockholders of the Company entitled to vote on September 15, 2011. The Company's proxy and annual report are also available for download at http://www.shareholdervote.info/ChinaBotanicmatl.htm.

ABOUT CHINA BOTANIC PHARMACEUTICAL INC.

China Botanic Pharmaceutical Inc. is engaged in the research, development, manufacturing, and distribution of botanical products, bio-pharmaceutical products, and traditional Chinese medicines ("TCM"), in the People's Republic of China. All of the Company's products are produced at its three GMP-certified production facilities in Ah City, Dongfanghong and Qingyang. The Company distributes its botanical anti-depression and nerve-regulation products, biopharmaceutical products, and botanical antibiotic and OTC TCMs through its network of over 3,000 distributors and over 70 sales centers across 24 provinces in China. For more information, please visit www.renhuang.com.

Safe Harbor Statement

This press release contains certain statements that may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management's beliefs, assumptions and expectations of the Company's future operations and financial performance, taking into account the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. These forward-looking statements are based on current plans and expectations and are subject to a number of uncertainties including, but not limited to, the Company's ability to manage expansion of its operations effectively, and other factors detailed in the Company's annual report on Form 10-K and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented herein.

Company Contact:	CCG Investor Relations:
China Botanic Pharmaceutical Inc.	Mr. Mark Collinson, Partner
Ms. Portia Tan, IR Contact	Phone: +1-310-954-1343 (Los Angeles)
Tel: 86-451-8260-2162	Email: mark.collinson@ccgir.com
Email: ir@renhuang.com	Website: www.ccgirasia.com

Mr. Crocker Coulson, President
Phone: +1-646-213-1915 (New York)
Email: crocker.coulson@ccgir.com